                             JOINT FILING AGREEMENT

         In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, the undersigned agree to the joint filing of this Statement on Schedule 13D with respect to the Common Stock of WCH, Inc., formerly known as Candlewood Hotel Company, Inc., and further agree to the filing of this agreement as an Exhibit thereto.

Dated: January 7, 2004

                                     PRIVATE EQUITY INVESTORS III, L.P.

                                     By: Rohit M. Desai Associates III, LLC
                                           General Partner

                                         By: /s/ Rohit Mojilal Desai
                                             -----------------------------------
                                             Name: Rohit Mojilal Desai
                                             Title: Managing Member

                                     EQUITY-LINKED INVESTORS-II

                                     By: Rohit M. Desai Associates-II
                                           General Partner

                                         By: /s/ Rohit Mojilal Desai
                                             -----------------------------------
                                             Name: Rohit Mojilal Desai
                                             Title: Managing General Partner

                                     DESAI CAPITAL MANAGEMENT
                                     INCORPORATED

                                         By: /s/ Rohit Mojilal Desai
                                             -----------------------------------
                                             Name: Rohit Mojilal Desai
                                             Title: President

                                     /s/ Rohit Mojilal Desai
                                     -------------------------------------------
                                      Name:  Rohit Mojilal Desai

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                                     DELAWARE STATE EMPLOYEES'
                                     RETIREMENT FUNDS

                                     By: Pecks Management Partners Ltd.,
                                           its Investment Advisor

                                         By: /s/ Robert Cresci
                                             -----------------------------------
                                             Name: Robert Cresci
                                             Title: Managing Director

                                     DECLARATION OF TRUST FOR THE
                                     DEFINED BENEFIT PLAN OF ZENECA
                                     HOLDINGS INC.

                                     By: Pecks Management Partners Ltd.,
                                           its Investment Advisor

                                         By: /s/ Robert Cresci
                                             -----------------------------------
                                             Name:  Robert Cresci
                                             Title: Managing Director

                                     DECLARATION OF TRUST FOR THE
                                     DEFINED BENEFIT PLAN OF ICI
                                     AMERICAN HOLDINGS INC.

                                     By: Pecks Management Partners Ltd.,
                                         its Investment Advisor

                                         By: /s/ Robert Cresci
                                             -----------------------------------
                                             Name: Robert Cresci
                                             Title: Managing Director

                                     J.W. McCONNELL FAMILY TRUST

                                     By: Pecks Management Partners Ltd.,
                                         its Investment Advisor

                                         By: /s/ Robert Cresci
                                             -----------------------------------
                                             Name: Robert Cresci
                                             Title: Managing Director

                                     MONY LIFE INSURANCE COMPANY

                                     By: J. Romeo & Co. as nominee
                                         for MONY Life Insurance Company

                                     By: /s/ Raymond Duffy
                                         ---------------------------------------
                                         Name: Raymond Duffy
                                         Title: A Partner